Cover	Jul. 07, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002132769
Document Type	S-6
Entity Registrant Name	FT 13100
Document Period End Date	Jul. 07, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]	Objectives. The Trust seeks a high rate of monthly income and capital appreciation.
Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

The Trust invests approximately 50% in common stocks of companies which have above-average dividend yields and approximately 50% in closed-end funds which invest primarily in U.S. and foreign taxable bonds.

The Closed-End Funds were selected by our research department based on a number of factors including, but not limited to, the size and liquidity of the Closed-End Fund, the current dividend yield of the Closed-End Fund, the quality and character of the securities held by the Closed-End Fund, and the expense ratio of the Closed-End Fund, while attempting to limit the overlap of the securities held by the Closed-End Funds.

Our selection process attempts to find the common stocks with the best prospects for a high rate of monthly income and capital appreciation by identifying those that meet our investment objectives, trade at attractive valuations, and, in our opinion, are likely to exceed market expectations of future cash flows.

While not a part of the Trust’s portfolio selection process, the Trust has exposure to foreign securities, depositary receipts and large capitalization companies through the Trust’s investments in the Common Stocks and high-yield securities, investment grade securities, depositary receipts and large capitalization companies through the Trust’s investments in the Funds.

As with any similar investments, there can be no guarantee that the objectives of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.